Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                      6/15/99


Coupon                                                  5.6250%


Excess Protection Level
   3 Month Average  6.14%
     November, 1996  6.08%
     October, 1996  6.21%
     September, 1996  6.14%



Cash Yield                                              18.36%


Investor Charge Offs                                    3.97%


Base Rate                                               8.31%


Over 35 Day Delinquency                                 4.88%


Seller's Interest                                       23.97%


Total Payment Rate                                      10.02%


Total Principal Balance                                $8,198,022,382.34


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,964,689,048.95